TRANSAMERICA FUNDS

Supplement to the Currently Effective Summary Prospectus,

as supplemented

Class P Shares

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Transamerica AEGON High Yield Bond

Transamerica AEGON Money Market

Transamerica Morgan Stanley Capital Growth

Transamerica Morgan Stanley Growth Opportunities

Transamerica Multi-Managed Balanced

Transamerica WMC Diversified Equity

Transamerica WMC Diversified Growth

(each, a “Fund” and collectively, the “Funds”)

Effective on or about February 10, 2012, Class P shares of the Funds will be converted into Class I shares. Upon the conversion of Class P shares into Class I shares, each Class P shareholder will own Class I shares having an aggregate value equal to the aggregate value of Class P shares held by that shareholder as of the close of business on the day of the conversion. It is anticipated that the conversion of Class P shares into Class I shares will be tax-free for Fund shareholders.

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Investors Should Retain this Supplement for Future Reference

October 17, 2011